Exhibit 99.2

Dollar General Corporation Board of Directors Appoints

Todd Vasos as Chief Executive Officer

Updates Financial Guidance for Fiscal Year 2023

Goodlettsville, Tennessee – October 12, 2023 – Dollar General Corporation (NYSE: DG) announced Todd Vasos, current Board member and former Chief Executive Officer (CEO), has been appointed CEO effective today.  Vasos, who previously served as Dollar General’s CEO from June 2015 to November 2022, has agreed to return to lead the Company for the foreseeable future.  He will remain a member of the Board of Directors, a role he has held since 2015. Vasos succeeds Jeff Owen, whose separation from the Company and resignation from its Board is effective today.

“The Board has tremendous respect for Jeff and greatly appreciates his many contributions to the Company, especially during his long tenure leading our retail operations,” said Michael Calbert, Chairman of Dollar General’s Board of Directors.   “However, at this time the Board has determined that a change in leadership is necessary to restore stability and confidence in the Company moving forward.”

“Dollar General has operated from a position of strength for nearly 85 years, and the Board believes Todd is the right leader to refocus the Company’s strategic direction and priorities to stabilize the business,” continued Calbert.  “Since Todd’s retirement in April, he has remained active as a member of our Board and is acutely aware of the challenges facing our business and the industry more broadly. We are confident Todd’s deep expertise and familiarity with Dollar General, as well as the strong relationships and respect he has maintained with our executive team, will support a seamless transition.”

“I am honored to be rejoining Dollar General at this pivotal time for our Company,” said Vasos. “I look forward to getting back to work with the broader team as we strive to return to a position of operational excellence for our employees and customers and deliver sustainable long-term growth and value creation for our shareholders.”

During Vasos’ seven years as CEO, he led the Company through a period of significant transformation, accelerated growth and innovation. Under his leadership, Dollar General expanded its store base by approximately 7,000 stores, added nearly 60,000 net new jobs, increased annual sales revenue by more than 80%, and more than doubled its market capitalization to approximately $58 billion. DG was named to Fortune Magazine’s World’s Most Admired Companies List in 2020 and 2022; Forbes Top 25 Responders to Covid-19 Pandemic in 2020; Mass Market Retailers’ Retailer of the Year in 2019 and 2020 and recognized by the Human Rights Campaign Foundation’s Corporate Equality Index for its workplace inclusion efforts in 2020, 2021 and 2022.  Vasos was named a Most Admired CEO by Nashville Business Journal in 2021.

Vasos joined Dollar General in 2008 as Executive Vice President, Division President and Chief Merchandising Officer and was promoted to Chief Operating Officer in 2013. He was named CEO and joined the Company’s Board in June 2015.  His first tenure as CEO concluded in November 2022, at which time he transitioned to the role of Senior Advisor prior to his retirement from the Company in April 2023. Before joining Dollar General, Vasos served in leadership positions with Longs Drug Stores Corporation, Phar-Mor Food and Drug Inc., and Eckerd Corporation. Vasos has served as a director of KeyCorp since July 2020.

Fiscal Year 2023 Financial Guidance Update

To reflect the Company’s year-to-date financial results through its fiscal period ended September 1, 2023, as well as its expectations for the remainder of the fiscal year, the Company is narrowing its outlook for fiscal year 2023, provided on August 31, 2023.

The Company now expects:

●	Net sales growth in the range of 1.5% to 2.5%, compared to its previous expectation of 1.3% to 3.3%; both of which include an anticipated negative impact of approximately two percentage points due to lapping the fiscal 2022 53rd week.
●	Same-store sales growth in the range of a decline of approximately 1.0% to 0.0%, compared to its previous expectation of a decline of approximately 1.0% to growth of 1.0%.
●	Diluted earnings per share (“EPS”) in the range of approximately $7.10 to $7.60, or a decline of 34% to 29%, compared to its previous expectation in the range of approximately $7.10 to $8.30, or a decline of 34% to 22%.

o	The Diluted EPS guidance continues to include an anticipated negative impact of approximately four percentage points due to lapping the fiscal 2022 53rd week.
o	The Diluted EPS guidance continues to include an anticipated negative impact of approximately four percentage points due to higher interest expense in fiscal 2023.
o	The Diluted EPS guidance continues to assume an effective tax rate of approximately 22.5%.

Forward-Looking Statements

This press release contains forward-looking information within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act. Forward-looking statements include those regarding the Company’s outlook, strategy, initiatives, plans, intentions or beliefs, including, but not limited to, statements made within the quotations of Messrs. Calbert and Vasos and in the section entitled “Fiscal Year 2023 Financial Guidance Update.” A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “outlook,” “guidance,” “may,” “will,” “should,” “could,” “would,” “can,” “believe,” “anticipate,” “plan,” “project,” “expect,” “estimate,” “target,” “forecast,” “accelerate,” “predict,” “position,” “assume,” “opportunities,” “prospects,” “investments,” “intend,” “continue,” “future,” “beyond,” “ongoing,” “potential,” “long-term,” “near-term,” “goal,” “uncertainty,” “look forward,” “moving forward” “strive,” “looking ahead,” “subject to,” “committed,” “confident,” “focus on,” or “likely to,” and similar expressions that concern the Company’s outlook, strategies, plans, initiatives, intentions or beliefs about future occurrences or results. These matters involve risks, uncertainties and other factors that may change at any time and may cause actual results to differ materially from those which the Company expected. Many of these statements are derived from the Company’s operating budgets and forecasts as of the date of this release, which are based on many detailed assumptions that the Company believes are reasonable. However, it is very difficult to predict the effect of known factors on future results, and the Company cannot anticipate all factors that could affect future results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors. Important factors that could cause actual results to differ materially from the expectations expressed in or implied by such forward-looking statements include, but are not limited to:

•	economic factors, including but not limited to employment levels; inflation (and the Company’s ability to adjust prices sufficiently to offset the effect of inflation); pandemics (such as the COVID-19 pandemic); higher fuel, energy, healthcare and housing costs; higher interest rates, consumer debt levels, and tax rates; lack of available credit; tax law changes that negatively affect credits and refunds; decreases in, or elimination of, government stimulus programs or subsidies such as unemployment and food/nutrition assistance programs and student loan repayment forgiveness; commodity rates; transportation, lease and insurance costs; wage rates (including the heightened possibility of increased federal, state and/or local minimum wage rates); foreign exchange rate fluctuations; measures or events that create barriers to or increase the costs of international trade (including increased import duties or tariffs); and changes in laws and regulations and their effect on, as applicable, customer spending and disposable income, the Company’s ability to execute its strategies and initiatives, the Company’s cost of goods sold, the Company’s SG&A expenses (including real estate costs), and the Company’s sales and profitability;
•	failure to achieve or sustain the Company’s strategies, initiatives and investments, including those relating to merchandising (including non-consumable initiatives), real estate and new store development, international expansion, store formats and concepts, digital, marketing, health services, shrink, damages, sourcing, private brand, inventory management, supply chain, private fleet, store operations, expense reduction, technology, pOpshelf, Fast Track, and DG Media Network;
•	competitive pressures and changes in the competitive environment and the geographic and product markets where the Company operates, including, but not limited to, pricing, promotional activity, expanded availability of mobile, web-based and other digital technologies, and alliances or other business combinations;
•	failure to timely and cost-effectively execute the Company’s real estate projects or to anticipate or successfully address the challenges imposed by the Company’s expansion, including into new countries or domestic markets, states, or urban or suburban areas;
•	levels of inventory shrinkage and damages;
•	failure to successfully manage inventory balances, issues related to supply chain disruptions, seasonal buying pattern disruptions, and distribution network capacity;
•	failure to maintain the security of the Company’s business, customer, employee or vendor information or to comply with privacy laws, or the Company or one of its vendors falling victim to a cyberattack (which risk is heightened as a result of political uncertainty involving China and the current conflict between Russia and Ukraine) that prevents the Company from operating all or a portion of its business;

•	damage or interruption to the Company’s information systems as a result of external factors, staffing shortages or challenges in maintaining or updating the Company’s existing technology or developing or implementing new technology;
•	a significant disruption to the Company’s distribution network, the capacity of the Company’s distribution centers or the timely receipt of inventory, or delays in constructing, opening or staffing new distribution centers (including temperature-controlled distribution centers);
•	risks and challenges associated with sourcing merchandise from suppliers, including, but not limited to, those related to international trade (for example, political uncertainty involving China and disruptive political events such as the current conflict between Russia and Ukraine);
•	natural disasters, unusual weather conditions (whether or not caused by climate change), pandemic outbreaks or other health crises (for example, the COVID-19 pandemic), political or civil unrest, acts of war, violence or terrorism, and disruptive global political events (for example, political uncertainty involving China and the current conflict between Russia and Ukraine);
•	product liability, product recall or other product safety or labeling claims;
•	incurrence of material uninsured losses, excessive insurance costs or accident costs;
•	failure to attract, develop and retain qualified employees while controlling labor costs (including the heightened possibility of increased federal, state and/or local minimum wage rates/salary levels, including the effects of potential regulatory changes related to the overtime exemption under the Fair Labor Standards Act if implemented) and other labor issues, including employee safety issues and employee expectations and productivity;
•	loss of key personnel or inability to hire additional qualified personnel or inability to enforce non-compete agreements that we have in place with management personnel;
•	risks associated with the Company’s private brands, including, but not limited to, the Company’s level of success in improving their gross profit rate at expected levels;
•	seasonality of the Company’s business;
•	failure to protect the Company’s reputation;
•	the impact of changes in or noncompliance with governmental regulations and requirements, including, but not limited to, those dealing with the sale of products, including without limitation, product and food safety, marketing, labeling or pricing; information security and privacy; labor and employment; employee wages and benefits (including the heightened possibility of increased federal, state and/or local minimum wage rates/salary levels); health and safety; imports and customs; bribery; climate change; and environmental compliance, as well as tax laws (including those related to the federal, state or foreign corporate tax rate), the interpretation of existing tax laws, or the Company’s failure to sustain its reporting positions negatively affecting the Company’s tax rate, and developments in or outcomes of private actions, class actions, derivative actions, multi-district litigation, arbitrations, administrative proceedings, regulatory actions or other litigation or of inquiries from federal, state and local agencies, regulatory authorities, attorneys general, committees, subcommittees and members of the U.S. Congress, and other local, state, federal and international governmental authorities;
•	new accounting guidance or changes in the interpretation or application of existing guidance;
•	deterioration in market conditions, including market disruptions, adverse conditions in the financial markets including financial institution failures, limited liquidity and interest rate increases, changes in the Company’s credit profile, compliance with covenants and restrictions under the Company’s debt agreements, and the amount of the Company’s available excess capital;
•	the factors disclosed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q; and
•	such other factors as may be discussed or identified in this press release.

All forward-looking statements are qualified in their entirety by these and other cautionary statements that the Company makes from time to time in its SEC filings and public communications. The Company cannot assure the reader that it will realize the results or developments the Company anticipates or, even if substantially realized, that they will result in the consequences or affect the Company or its operations in the way the Company expects. Forward-looking statements speak only as of the date made. The Company undertakes no obligation, and specifically disclaims any duty, to update or revise any forward-looking statements as a result of new information, future events or circumstances, or otherwise, except as otherwise required by law. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company.

Investors should also be aware that while the Company does, from time to time, communicate with securities analysts and others, it is against the Company’s policy to disclose to them any material, nonpublic information or other confidential commercial information. Accordingly, shareholders should not assume that the Company agrees with any statement or report issued by any securities analyst regardless of the content of the statement or report. Furthermore, the Company has a policy against confirming projections, forecasts or opinions issued by others. Thus, to the extent that reports issued by securities analysts contain any projections, forecasts or opinions, such reports are not the Company’s responsibility.

About Dollar General Corporation

Dollar General Corporation (NYSE: DG) is proud to serve as America’s neighborhood general store. Founded in 1939, Dollar General lives its mission of Serving Others every day by providing access to affordable products and services for its customers, career opportunities for its employees, and literacy and education support for its hometown communities. As of August 4, 2023, the Company’s 19,488 Dollar General, DG Market, DGX and pOpshelf stores across the United States and Mi Súper Dollar General stores in Mexico provide everyday essentials including food, health and wellness products, cleaning and laundry supplies, self-care and beauty items, and seasonal décor from our high-quality private brands alongside many of the world’s most trusted brands such as Coca Cola, PepsiCo/Frito-Lay, General Mills, Hershey, J.M. Smucker, Kraft, Mars, Nestlé, Procter & Gamble and Unilever.  Learn more at DollarGeneral.com.

Contacts

dgpr@dollargeneral.com

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